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                                                                      Exhibit 10

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Statement of Additional Information constituting part of this Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 of our report dated April 4, 2008 relating to the financial statements and financial highlights of The Variable Annuity Life Insurance Company Separate Account A, and our report dated April 18, 2008 relating to the consolidated financial statements of The Variable Annuity Life Insurance Company, which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 30, 2008